Exhibit 99.02
Audited Financial Statements of Mint Leasing, Inc. as of December 31, 2006 and for the year ended December 31, 2006

THE MINT LEASING, INC.
(An S Corporation)

FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2006

THE MINT LEASING, INC.
(An S Corporation)

INDEPENDENT AUDITOR'S REPORT

To the Shareholders
The Mint Leasing, Inc.
Houston, Texas

We have audited the accompanying balance sheet of The Mint Leasing, Inc. (an S Corporation) (the "Company") as of December 31,2006, and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Mint Leasing, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United Stated of America.

Our audit was made for the purposes of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information labeled Schedule 1, as shown on page 12, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Gainer Donnelly & Desroches LLP
April 18, 2007

Gainer, Donnelly & Desroches, LLP	5847 San Felipe, Suite 1100	TEL 713.621.8090	www.gddcpa.com
Certified Public Accountants	Houston, Texas 77057	FAX 713.621.6907

THE MINT LEASING, INC.
BALANCE SHEET
DECEMBER 31,2006

ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$227,611
Employee Advances	2,100
Net Investment in Sales-Type Leases	14,321,861
Vehicle Inventory	675,367
Prepaid Expenses	3,000

Total Current Assets	15,229,939

PROPERTY AND EQUIPMENT, NET	71,840

OTHER ASSETS:
Due from Shareholders	420,000
Security Deposits	9,401

Total Other Assets	429,401

TOTAL ASSETS	$15,731,180

The accompanying notes are an integral part of these financial statements

THE MINT LEASING, INC.
BALANCE SHEET
DECEMBER 31,2006

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts Payable	$325,404
Accrued Interest and Other Expenses	26,931
Due to Affiliates	492,055
Line of Credit	1,330,560
Notes Payable - Current Maturities	2,587,197

Total Current Liabilities	4,762,147

LONG-TERM LIABILITIES:
Notes Payable - Net of Current Maturities	3,952,090

TOTAL LIABILITIES	8,714,237

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Common Stock, $1.00 Par Value, 100,000 Shares Authorized, 1,000 Shares Issued and Outstanding	1,000
Additional Paid-in Capital	363,702
Retained Earnings	6,652,241

Total Shareholders' Equity	7,016,943

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$15,731,180

The accompanying notes are an integral part of these financial statements

THE MINT LEASING, INC.
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2006

NET REVENUES:
Sales-Type Leases, Net	$4,605,950
Amortization of Unearned Income Related to Sales-Type Leases	2,146,855

Total Net Revenues	6,752,805

COST OF REVENUES:
Cost of Sales-Type Leases	3,486,835
Towing Fees	15,979
Title Fees	132,159
Repossession Expenses	39,042

Total Cost of Revenues	3,674,015

GROSS PROFIT	3,078,790

GENERAL AND ADMINISTRATIVE EXPENSES	1,377,457

INCOME FROM OPERATIONS	1,701,333

OTHER INCOME (EXPENSE):
Interest Expense	(688,285)
Interest Income	11,883
Other Income	39,313
Net Loss on Sale of Vehicles	(217,040)

Total Other Income (Expense)	(854,129)

NET INCOME	$847,204

The accompanying notes are an integral part of these financial statements

THE MINT LEASING, INC.
STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2006

	Common Stock	Additional Paid-in Capital	Retained Earnings	Total

Balance, December 31, 2005	$1,000	$363,702	$5,805,037	$6,169,739

Net Income	-	-	847,204	847,204

Balance, December 31, 2006	$1,000	$363,702	$6,652,241	$7,016,943

The accompanying notes are an integral part of these financial statements

THE MINT LEASING, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$847,204
Adjustments to Reconcile Net Income to Net
Cash Used in Operating Activities
Depreciation	22,844
Net Loss on Sales of Vehicles	217,040
(Increase) Decrease in:
Employee Advances	(300)
Net Investment in Sales-Type Leases	(555,180)
Vehicle Inventory	(675,367)
Prepaid Expenses	(3,000)
Deposits	(1,375)
Increase (Decrease) in:
Accounts Payable	43,179
Accrued Expenses	7,838

Total Adjustments	(944,321)

Net Cash Used in Operating Activities	(97,117)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from Sales of Vehicles	1,483,915
Due from Shareholders	(420,000)
Loan to Affiliates, Net	576,862
Cost of Vehicles Subsequently Sold	(1,700,955)
Purchases of Property and Equipment	(23,794)

Net Cash Used in Investing Activities	(83,972)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Issuance of Notes Payable	3,742,295
Principal Payments on Notes Payable	(2,940,370)
Net Repayments on Lines of Credit	(756,528)

Net Cash Provided by Financing Activities	45,397

NET DECREASE IN CASH AND CASH EQUIVALENTS	(135,692)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	363,303

CASH AND CASH EQUIVALENTS, END OF YEAR	$227,611

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for Interest	$682,876

The accompanying notes are an integral part of these financial statements

THE MINT LEASING, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Organization and Nature of Business Activity

The Mint Leasing, Inc. (the "Company") commenced operations on May 19,1999 and is engaged in the business of leasing new and used vehicles to private owners under sales-type leases.

This summary of significant accounting policies of the Company is presented to assist in understanding the financial statements. The financial statements and notes are representations of management, who are responsible for their integrity and objectivity. These accounting policies reflect industry practices, conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements. The following items comprise the significant accounting policies of the Company.

Basis of Accounting

The Company maintains its accounts on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position, results of operations and cash flows are summarized below.

Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Revenue Recognition

Under sales-type leases, revenues representing the capitalized lease costs of the vehicles are recognized as income upon inception of the leases. The portion of revenues representing the difference between the gross investment in the lease (the sum of the minimum lease payments and the unguaranteed residual value) and the sum of the present value of the two components is recorded as unearned income and amortized over the lease term using the sum-of-the-digits method. For the year ended December 31, 2006, amortization of unearned income totaled $2,146,855.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks and all highly liquid investments with original maturitities of three months or less at the time of purchase.

Allowance for Doubtful Accounts

Management has elected to record bad debts using the direct write-off method. Accounting principles generally accepted in the United States of America require that the allowance method be used to reflect bad debts. However, the effect of the use of the direct write-off method is not materially different from the results that would have been obtained had the allowance method been followed.

Inventory

Inventory consists of vehicles which have been turned in and is stated at the lower of cost, using specific identification, or market. Inventory totaled $675,367 at December 31, 2006.

THE MINT LEASING, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -CONTINUED

Advertising

Advertising costs are charged to operations when incurred. Advertising costs for the year ended December 31, 2006 totaled $14,878.

Federal Income Tax

The Company has elected under the provisions of Subchapter S of the Internal Revenue Code not to be taxed as a corporation. Under this provision, the Company does not pay federal corporate income tax on corporate taxable income. Instead, the shareholders are liable for individual federal income tax and have consented to include the income in their respective income tax returns. Accordingly, no provision has been made for federal income tax.

Financial Instruments

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and borrowings) are carried in the accompanying balance sheet at amounts which approximate fair value.

Net Loss on Sales of Vehicles

Net loss on the sales of vehicles is the difference between the proceeds received and the adjusted cost basis of the vehicles sold. Revenues and expenses related to the leasing of the vehicles are included in Sales-Type Leases and Cost of Sales-Type Leases, respectively, in the statement of income.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation expense for all property and equipment is provided using the straight-line method. Cost and accumulated depreciation of assets as of December 31, 2006 are as follows:

Leasehold Improvements	$33,247
Furniture and Fixtures	19,764
Computer and Office Equipment	114,919
Computer Software	3,353

171,283
Less: Accumulated Depreciation	(99,443)

Net Property and Equipment	$71.840

Expenditures for additions, major renewal and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income.

Depreciation expense charged to operations was $22,844 for the year ended December 31, 2006.

THE MINT LEASING, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - NET INVESTMENT IN SALES-TYPE LEASES

The Company's leasing operations consist principally of leasing vehicles under sales-type leases expiring in various years to 2011. Following is a summary of the components of the Company's net investment in sales-type leases at December 31. 2006:

Total Minimum Lease Payments to be Received	$13,864,396

Less: Allowance for Uncollectible Amounts	-
Add: Guaranteed Residual Value of Leased Vehicles	3,384,148
Less: Unearned Income	(2,926,683)

Net Investment in Sales-Type Leases	$14.321.861

Minimum lease payments to be received as of December 31, 2006 for each of the next five years are as follows:

Year Ending December 31,

2007	$4,121,136
2008	3,642,640
2009	2,976,463
2010	2,015,817
2011 and Thereafter	1,108,340

$13.864.396

NOTE 3 - CLASSIFICATION OF VEHICLES

During the year ended December 31, 2006, the Company acquired and subsequently leased vehicles having an original cost basis of $3,486,835. Vehicles classified as sales-type leases have been recorded to "Cost of Sales-Type Leases" on the statement of income. The total original cost of leased vehicles under sales-type leases at December 31, 2006 is $15,894,600.

NOTE 4 - LINE OF CREDIT

At December 31,2006, the Company had a secured $2.5 million line of credit agreement with a bank which is used to finance the Company's purchases of vehicles for lease. The line of credit is collateralized by a blanket assignment of all Company assets and an assignment of the shareholders' life insurance policies, having an aggregate face value of $6 million. The $2.5 million line of credit facility bears interest at 6.5%. Interest on the outstanding principal balance is paid monthly, with the unpaid principal balances and accrued interest due at maturity on May 25,2008. At December 31, 2006, the outstanding balance on the line of credit totaled $1,330,560.

THE MINT LEASING, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 5 - OPERATING LEASES

Under terms of a formal agreement, the Company leases office space from a related party through April 30,2008. The monthly rental rate, amended by the shareholders, is currently $ 10,000. Rent expense related to this operating lease totaled $ 120,000 for the year ended December 31,2006. Minimum future rental payments under these non-cancelable operating leases for each of the next five years are as follows:

Year Ending December 31,

2007	$120,000
2008	40,000
2009	-
2010	-
2011	-

$280.000

NOTE 6 - NOTES PAYABLE

Following is a summary of the notes payable at December 31, 2006:

Note Payable to Sterling Bank - Due in monthly principal and interest installments of $162,019 at 7.5% through April 25, 2007, secured by a blanket assignment of all Company assets and life insurance policies of the shareholders.	$791,423

Note Payable to Sterling Bank - Due in monthly principal and interest installments of $27,196 at 7.5% through December 17, 2008, secured by a blanket assignment of all Company assets and life insurance policies of the shareholders.	603,887

Note Payable to Sterling Bank - Due in monthly principal and interest installments of $27,195 at 7.5% through April 20, 2009, secured by a blanket assignment of all Company assets and life insurance policies of the shareholders.	696,731

Note Payable to Sterling Bank - Due in monthly principal and interest installments of $27,191 at 7.5% through July 12, 2009, secured by a blanket assignment of all Company assets and life insurance policies of the shareholders.	767,305

Note Payable to Sterling Bank - Due in monthly principal and interest installments of $27,906 at 9% through June 29, 2010, secured by a blanket assignment of all Company assets and life insurance policies of the shareholders.	872,189

THE MINT LEASING, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 6 - NOTES PAYABLE - CONTINUED

Note Payable to Sterling Bank - Due in monthly principal and interest installments of $27,906 at bank prime rate plus 1% through June 29, 2010, secured by a blanket assignment of all Company assets and life insurance policies of the shareholders	1,000,000

Note Payable to Sterling Bank - Due in monthly principal and interest installments of $28,131 at bank prime rate plus 1% through October 10, 2010, secured by a blanket assignment of all Company assets and life insurance policies of the shareholders	1,000.000

Total Long-Term Debt	6,539,287

Less: Current Maturities	(2.587.197)

Long-Term Debt	$3.952.090

The following is a summary of future minimum principal payments during the next five years:

Year Ending December 31,

2007	$2,587,197
2008	2,037,868
2009	1,453,059
2010	461,163
2011	-

Total	$6.539.287

NOTE 7 - RELATED PARTY TRANSACTIONS

Under an informal arrangement, consulting fees totaling $60,000 were paid to a shareholder for services rendered during the year ended December 31, 2006.

The Company transacts business with companies that are related to one of the shareholders through ownership. At December 31, 2006, the Company owed a total of $492,055 to the related parties in connection with purchases of vehicles for lease during the year.

During the year ended December 31,2006, the Company was repaid $84,807 in connection with non-interest bearing working capital advances made to a related party in 2005.

The Company is a guarantor for a line of credit facility with a financial institution on behalf of a related party. The related party's balance outstanding on the line of credit at December 31, 2006 was approximately $3 million.

At December 31, 2006, the Company was due $420,000 from the shareholders. The advances are unsecured, non-interest bearing, and have no specific repayment terms.

SUPPLEMENTARY INFORMATION

THE MINT LEASING, INC.
SCHEDULE 1 - GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2006

GENERAL AND ADMINISTRATIVE EXPENSES:
Accounting and Legal	$47,029
Advertising	14,878
Automobile Expense	23,049
Auto Lease	3,983
Bank Charges	46,514
Commissions	62,680
Consulting Fees	60,900
Contract Labor	5,702
Contributions	3,563
Credit Checks	12,032
Dues and Subscriptions	1,684
Depreciation	22,844
Insurance	89,939
License and Permits	224
Maintenance and Repairs	57,780
Meals and Entertainment	17,806
Miscellaneous	1,743
Office Expense	60,344
Postage	4,801
Rent	138,373
Salaries and Bonuses	633,672
Security	142
Storage	7,044
Taxes - Payroll	11,081
Taxes - Other	8,117
Telephone	22,655
Utilities	18,878

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	$1,377,457